Exhibit 99.1

Fulgent Expands Board of Directors with Addition of Reggie Groves

TEMPLE CITY, California –January 3, 2023 – Fulgent Genetics, Inc. (NASDAQ: FLGT) (“Fulgent Genetics”, “Fulgent” or the “company”) today announced the addition of Reggie Groves to its board of directors, effective January 3, 2023.

“Reggie possesses a diverse business skill set and a global perspective that we believe will be invaluable to Fulgent’s Board of Directors, as we enter a new chapter in precision medicine with our recent acquisition of Fulgent Pharma,” said Ming Hsieh, Chairman and Chief Executive Officer of Fulgent Genetics. “Her experience as an operator in various senior roles and with clinical and regulatory functions, particularly from her 13 years at Medtronic, will add important insights into our business as we advance our mission to build a holistic platform that provides comprehensive solutions and services across the cancer care continuum, from early detection, diagnostics, and monitoring, to drug discovery and development,” continued Hsieh.

Ms. Groves is a C-level executive experienced in working with and serving on Boards. Her background includes P&L responsibility for a publicly-traded company, management of rapid growth, financial turnaround, acquisition integration, and significant and complex events with reputational impact (FDA, Congress and Press implications). She is an expert in enterprise risk assessment and mitigation and has functional experience in strategy, finance, quality, regulatory, sales, manufacturing/operations, marketing and general management within medical device, hospital, insurance, physician practice management, pharmaceuticals, and professional services.

“I am excited to join Fulgent’s Board of Directors,” said Ms. Reggie Groves. “I believe the company has the broadest genetic testing panel in the industry and a strong foothold in oncology, making the Pharma acquisition and forward trajectory a compelling story that I look forward to contributing to.”

Ms. Groves has held numerous leadership positions in medical device companies. Most recently she was Chief Financial Officer and Chief Operating Officer of Stimwave. Before serving as CEO of REVA Medical, Ms. Groves served as Vice President and General Manager of the AF Solutions, Cardiac Rhythm and Heart Failure division of Medtronic, a leading global medical technology company. In this role, she assisted in the successful acquisition and integration of companies, completion of numerous clinical trials, and the launch of novel products in the United States and worldwide. Prior to this, she was the Vice President of Quality and Regulatory for Medtronic’s Cardiac Rhythm Disease Management (“CRDM”) business and Vice President and General Manager for Patient Management CRDM at Medtronic.

Ms. Groves currently serves on the Boards of Advanced NanoTherapies and AtriCure, a publicly-traded company. She holds a B.S. in Pharmacy from the University of Florida and an M.B.A. from Harvard Graduate School of Business Administration.

About Fulgent

Fulgent is a technology-based genetic testing and therapeutics company focused on transforming patient care in oncology, infectious and rare diseases, reproductive health, and pathology. Its proprietary technology platform for genetics has created a broad, flexible test menu and the ability to continually expand and improve its proprietary genetic reference library while maintaining accessible pricing, high accuracy, and competitive turnaround times. Fulgent’s therapeutics business is fully focused on developing drug candidates for treating a broad range of cancers using a novel nanoencapsulation and targeted therapy platform designed to improve the therapeutic window and pharmacokinetic profile of new and existing cancer drugs. The company aims to transform from a genomic diagnostic business into a fully integrated precision medicine company focused on oncology.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements in this press release include statements about, among other things: the performance and potential patient benefits of Fulgent’s products and services; the skills and experiences of the new member of Fulgent’s board and expectations with respect to her future contributions to Fulgent; future growth and the Company’s testing services and technologies and expansion; the Company’s identification and evaluation of opportunities and its ability to capitalize on opportunities, capture market share, or to expand its presence in certain markets; and the Company’s ability to continue to grow its business.

Forward-looking statements are statements other than historical facts and relate to future events or circumstances or the Company’s future performance, and they are based on management’s current assumptions, expectations, and beliefs concerning future developments and their potential effect on the Company’s business. These forward-looking statements are subject to a number of risks and uncertainties, which may cause the forward-looking events and circumstances described in this press release to not occur, and actual results to differ materially and adversely from those described in or implied by the forward-looking statements. These risks and uncertainties include, among others: the ongoing impacts of the COVID-19 pandemic, including the preventive public health measures that may continue to impact demand for its tests and the pandemic’s effects on the global supply chain; the market potential for, and the rate and degree of market adoption of, the Company’s tests, including its tests for COVID-19 and genetic testing generally; the Company’s ability to capture a sizable share of the developing market for genetic and COVID-19 testing and to compete successfully in these markets, including its ability to continue to develop new tests that are attractive to its various customer markets, its ability to maintain turnaround times and otherwise keep pace with rapidly changing technology; Fulgent’s ability to successfully integrate acquired businesses and assets, including Fulgent Pharma, into its business strategy and to derive value from its investments; the Company’s ability to maintain the low internal costs of its business model, particularly as the Company makes investments across its business; the Company’s ability to maintain an acceptable margin on sales of its tests, particularly in light of increasing competitive pressures and other factors that may continue to reduce the Company’s sale prices for and margins on its tests; risks related to volatility in the Company’s results, which can fluctuate significantly from period to period; risks associated with the composition of the Company’s customer base, which can fluctuate from period to period and can be comprised of a small number of customers that account for a significant portion of the Company’s revenue; the Company’s ability to grow and diversify its customer base and increase demand from existing and new customers; the Company’s investments in its infrastructure, including its sales organization and operational capabilities, and the extent to which these investments impact the Company’s business and performance and enable it to manage any growth it may experience in future periods; the Company’s level of success in obtaining coverage and adequate reimbursement and collectability levels from third-party payors for its tests; the Company’s level of success in establishing and obtaining the intended benefits from Fulgent Pharma, partnerships, strategic investments, joint ventures, acquisitions, or other relationships; the Company’s compliance with the various evolving and complex laws and regulations applicable to its business and its industry; risks associated with the Company’s international operations; the Company’s ability to protect its proprietary technology platform; and general industry, economic, political and market conditions. As a result of these risks and uncertainties, forward-looking statements should not be relied on or viewed as predictions of future events.

The forward-looking statements made in this press release speak only as of the date of this press release, and the Company assumes no obligation to update publicly any such forward-looking statements to reflect actual results or to changes in expectations, except as otherwise required by law.

The Company’s reports filed with the U.S. Securities and Exchange Commission, or the SEC, including its annual report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 28, 2022 and the other reports it files from time to time, including subsequently filed annual, quarterly and current reports, are made available on the Company’s website upon their filing with the SEC. These reports contain more information about the Company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this press release.

Investor Relations Contact:

The Blueshirt Group

Melanie Solomon, melanie@blueshirtgroup.com